EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statement of SoftKey International Inc. on Form S-3 of our report dated March 3, 1995, on our audit of the consolidated financial statements and financial statement schedule of SoftKey International Inc. as of December 31, 1994 and for the year then ended, which report is included in the 1994 Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Experts".

                                   /s/ COOPERS & LYBRAND L.L.P.
                                   COOPERS & LYBRAND L.L.P.

     Boston, Massachusetts
     January 8, 1996


                                                             EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 16, 1995 included in SoftKey International Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                   /s/ ARTHUR ANDERSEN  LLP

     Boston, Massachusetts
     January 8, 1996


                                                             EXHIBIT 23.3

                       CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated September 13, 1993, relating to the consolidated balance sheet of WordStar International Incorporated and subsidiaries as of June 30, 1993, and their related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended June 30, 1993, and the related schedule, incorporated by reference in this registration statement on Form S-3 and to the reference to our firm under the heading "Experts" in the prospectus.

                                   /s/ KPMG PEAT MARWICK LLP

     San Francisco, California
     January 8, 1996




                                                             EXHIBIT 23.4

     INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of SoftKey International Inc. on Form S-3 of the report of Deloitte & Touche dated September 30, 1992 (except for Note 12, for which the date is October 12, 1992) (which report expresses an unqualified opinion and includes an explanatory paragraph referring to an uncertainty in connection with an arbitration proceeding) relating to the financial statements of Spinnaker Software Corporation (not presented separately herein) and to the reference to Deloitte & Touche LLP under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

     /s/ DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     January 8, 1996


                                                             EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated September 28, 1993, except as to Note 12 which is as of December 3, 1993, relating to the consolidated financial statements of Spinnaker Software Corporation, appearing on page 27 of SoftKey International Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

     /s/ PRICE WATERHOUSE LLP
     PRICE WATERHOUSE LLP

     Boston, Massachusetts
     January 8, 1996